UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on June 10, 2025. A total of 136,670,001 ordinary shares, or 93.42% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Absmeier	131,525,278	881,843	181,709	4,081,171
Daniel L. Black	131,303,865	1,103,195	181,770	4,081,171
Lorraine A. Bolsinger	130,327,433	2,045,164	216,233	4,081,171
Philip Eyler	130,994,198	1,413,250	181,382	4,081,171
John Mirshekari	131,443,435	964,048	181,347	4,081,171
Constance E. Skidmore	129,708,281	2,664,440	216,109	4,081,171
Steven A. Sonnenberg	131,487,195	920,338	181,297	4,081,171
Martha N. Sullivan	130,990,290	1,420,238	178,302	4,081,171
Andrew C. Teich	118,758,184	13,266,861	563,785	4,081,171
Jugal Vijayvargiya	131,239,849	1,129,093	219,888	4,081,171
Stephan von Schuckmann	131,433,866	976,530	178,434	4,081,171
Stephen M. Zide	131,456,833	950,142	181,855	4,081,171
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,774,219	7,243,548	571,063	4,081,171
This resolution was approved.
3. Ordinary resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,247,053	221,327	201,621	—
This resolution was approved.
4. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,677,971	5,250,986	659,873	4,081,171
This resolution was approved.

5. Ordinary resolution to approve the Director Compensation Policy:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,319,258	3,607,500	662,072	4,081,171
This resolution was approved.
6. Ordinary resolution to appoint Deloitte & Touche LLP as the Company's U.K. statutory auditor for fiscal year 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,246,143	224,225	199,633	—
This resolution was approved.
7. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,293,964	171,909	204,128	—
This resolution was approved.
8 Ordinary resolution to receive the Company's 2024 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,608,398	179,535	882,068	—
This resolution was approved.
9. Special resolution to approve the form of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,302,613	2,197,344	170,044	—
This resolution was approved.
10. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,070,668	1,425,367	173,966	—
This resolution was approved.
11. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,343,894	4,160,536	165,571	—
This resolution was approved.
12. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,756,190	646,537	186,103	4,081,171
This resolution was approved.

13. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,525,314	881,508	182,008	4,081,171
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	June 11, 2025	Name: David K. Stott
Title: Senior Vice President, General Counsel and Corporate Secretary

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